Exhibit 10.46

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the “Settlement”) is made and entered into as of September 19, 2003 (the “Settlement Date”) by and between Kosan Biosciences Inc., a Delaware corporation having offices at 3832 Bay Center Place, Hayward, CA 94545 (“Kosan”) and the Sloan-Kettering Institute for Cancer Research, a non-profit entity organized under the laws of the state of New York, and having its principal office at 1275 York Ave., New York, NY, 10021 (“Sloan-Kettering”). Kosan and Sloan-Kettering are sometimes referred to below each individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Kosan and Sloan-Kettering are parties to a Research and License Agreement dated August 26, 2000 as amended by a Consent and Amendment effective September 16, 2002 (the agreement as so amended, the “License Agreement”, and such consent and amendment, the “Consent”);

WHEREAS, a dispute has arisen between the Parties in relation to their respective rights and obligations under the License Agreement;

WHEREAS, Sloan-Kettering has taken the position that certain compounds and patent filings are not licensed to Kosan under the License Agreement, but Kosan takes the position that these compounds and patent applications are licensed to Kosan under the License Agreement (part of the Dispute, as more particularly defined below) and each Party has filed a complaint against the other Party in relation to the Dispute; and

WHEREAS, the Parties desire finally to compromise, settle and discharge all claims, controversies, demands, actions, or causes of action which any Party to this Settlement may have or claim to have, now or in the future, against any other Party relating in any way to the Dispute (including without limitation by dismissing the complaints filed by the Parties in relation to the Dispute prior to the Settlement Date).

NOW, THEREFORE, in consideration of the foregoing and the promises and mutual covenants and agreements herein contained, the Parties covenant and agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS

All initially capitalized terms used but not defined in this Settlement have the meanings set forth in the License Agreement. References to “Sections” are to the sections of this Settlement. In addition, the following initially capitalized terms shall have the following meanings:

1.1 “Consent” shall have the meaning given such term in the recitals.

1.

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1.2 “Covered Period” shall mean the period from August 25, 2000 through the Settlement Date.

1.3 “[*] Program” shall mean all research and development work involving Epothilones or methods of manufacture or use of Epothilones (a) in the laboratory of [*] at Sloan-Kettering, (b) in the laboratory of [*] at Sloan-Kettering and/or (c) by any persons working under their direction or in collaboration with them, in the case of each of (a), (b) and (c), during the Covered Period.

1.4 “Dispute” shall mean the Parties’ disagreement as to (a) which Epothilones are Collaboration Compounds under the License Agreement; (b) whether the [*] Patents constitute SKI Patent Rights under the License Agreement; (c) whether all Epothilone-related research in the [*] laboratory or the [*] laboratory at Sloan-Kettering or in collaboration with either such laboratory during the Covered Period constituted part of the Research Program; (d) whether any payments are due under Section 2.6 of the License Agreement in relation to the research described in clause (c) of this definition; (e) whether Kosan has breached the License Agreement by failure to make any such payments described in clause (d); (f) whether Sloan-Kettering has the right to terminate the License Agreement on the basis of any alleged default or breach thereof by Kosan occurring prior to the Settlement Date; and (g) any other aspect of either Party’s performance or non-performance under the License Agreement prior to the Settlement Date.

1.5 “Epothilone D” shall mean the compound commonly referred to epothilone D, which has the following chemical structure:

[GRAPHIC]

1.6 “FDA” shall mean the United States Food and Drug Administration.

1.7 “Filed Suits” shall mean (a) the complaint filed by Sloan-Kettering against Kosan in the United States District Court for the Southern District of New York on June 4, 2003, and (b) the complaint filed by Kosan against Sloan-Kettering (or an affiliate thereof) in the United States District Court for the Northern District of California on June 18, 2003.

2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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1.8 “Kosan” shall have the meaning given such term in the first paragraph of this document.

1.9 “License Agreement” shall have the meaning given such term in the recitals.

1.10 “Party” and “Parties” shall have the meanings given such terms in the first paragraph of this document.

1.11 “Patent” shall mean any patent application or patent, of whatever kind or sort and however denominated or named, anywhere in the world, whether filed on or before the Settlement Date or thereafter.

1.12 “Settlement” shall have the meaning given in the first paragraph of this document.

1.13 “Sloan-Kettering” shall have the meaning given such term in the first paragraph of this document.

1.14 “[*] Compound” shall mean a compound known as [*], which has the following chemical structure:

[*]

1.15 “[*] Patents” shall mean (a) the patent applications listed in Exhibit A; (b) all divisionals, continuations, continuations-in-part, and substitutions of any of the foregoing; (c) any other patent application claiming priority to any of the foregoing; (d) all patents issuing on any of the foregoing, and all reissues, reexaminations, renewals and extensions thereof; and (e) all counterparts to any of the foregoing anywhere in the world.

1.16 “[*] Family” shall mean all Epothilones that [*]

ARTICLE 2

SUBSTANTIVE AGREEMENT

2.1 Dismissal of Complaints. The making of this Settlement does not in any way constitute an admission of liability or responsibility by any Party to this Settlement. There is no prevailing party in either Filed Suit. Each Party shall bear its own fees and costs in relation to the Filed Suits. The Parties shall cause the Filed Suit in the Southern District of New York to be dismissed with prejudice and without costs, and shall use best efforts to cause such dismissal to occur within three (3) business days after the Settlement Date.

2.2 Breaches Prior to the Settlement Date. The Parties acknowledge and agree that neither Party has or shall have the right to terminate the License Agreement (in whole or in part) by reason of any alleged or actual breach thereof or default thereunder on or before the

3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Settlement Date. Accordingly, the Parties are agreeing to the releases set forth in Sections 3.2 and 3.3.

2.3 Payments.

(a) Upfront. Kosan shall pay to Sloan-Kettering an upfront payment totaling [*] (the “Upfront Payment”). This amount shall be payable in four (4) equal quarterly installments. The first such quarterly installment shall be payable within ten (10) business days after the Settlement Date. Every three (3) months thereafter another such installment shall be due until Kosan has paid the total Upfront Payment.

(b) Milestones. Kosan shall pay to Sloan-Kettering the following milestone payments within thirty (30) days after first achievement of the corresponding milestone event by or on behalf of Kosan or any Kosan sublicensee under the SKI Patent Rights:

Milestone Event	Milestone Payment Amount
[*]	[*]

Each such milestone payment shall be payable no more than once, regardless of whether the corresponding event is achieved multiple times with one or more compounds from the [*] Family. Each such milestone payment shall only be payable if the corresponding milestone event is actually achieved.

(c) Relationship to Other Payments. The payments provided for in this Section 2.3 are in addition to, not in lieu of, any possible payments under Articles 6 or 7 of the License Agreement (for clarity, as amended by the Consent).

2.4 Past Research Costs. Other than any amounts required to be paid in accordance with Section 2.3, Kosan shall not owe any payment to Sloan-Kettering under the License Agreement, this Settlement or otherwise to support the [*] Program or Sloan-Kettering’s performance of its obligations under the Research Program during the Covered Period (although Kosan shall remain responsible for possible future payments under Articles 6 or 7 of the License Agreement (for clarity, as amended by the Consent) if such work results in Products progressing through development and commercialization).

2.5 Specific Understandings as to Scope of Licensed Rights and Past Research Program. Sloan-Kettering and Kosan agree that the License Agreement means and shall be interpreted as follows:

(a) [*] Family Compounds. All compounds within the [*] Family are and shall be Collaboration Compounds under the License Agreement. Without limiting the general

4.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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consequences of such status under the License Agreement, all compounds within the [*] Family are and shall be licensed to Kosan under Article 4 of the License Agreement.

(b) [*] Patents. All [*] Patents are and shall be SKI Patent Rights under the License Agreement. Without limiting the general consequences of such status under the License Agreement, all [*] Patents are and shall be licensed to Kosan under Article 4 of the License Agreement, and all Epothilones claimed in them shall be Collaboration Compounds under the License Agreement licensed to Kosan under such Article of the License Agreement.

(c) Epothilone Research. The entire [*] Program was and shall be part of the Research Program under the License Agreement. Consequently, all inventions conceived and/or reduced to practice pursuant to the [*] Program (including without limitation compositions of matter and methods of use and manufacture) that relate to any Epothilone or method of making or using any Epothilone constitute inventions made by Sloan-Kettering in the performance of the Research Program, and all Patents claiming such inventions constitute SKI Patent Rights. Without limiting the general consequences of the foregoing statuses, such Epothilones and Patents are and shall be licensed to Kosan pursuant to Article 4 of the License Agreement.

(d) Dominated Rights. All Patents owned or controlled by Sloan-Kettering now or in the future that claim an invention [*] SKI Patent Rights (as SKI Patent Rights exist without regard to the remainder of this sentence) (such first group of Patents—[*] and [*]—the “Dominated Patents”), shall be deemed included in the SKI Patent Rights and licensed to Kosan pursuant to Article 4 of the License Agreement. The Dominated Patents may include currently existing and future Patents, and may include Patents claiming inventions made outside of the [*] Program.

(e) Non-limitation. The foregoing subsections (a) through (d) are intended to address specific aspects of the Dispute and specific categories of Epothilones and Patents that are included within the license to Kosan under Section 4.3 of the License Agreement, but such subsections are not intended to limit the scope of the Collaboration Compounds and SKI Patent Rights. Other Epothilones and Patents may also be included in such categories, respectively (for example and without limitation, Epothilones claimed in any of the Patents originally listed in Exhibit A to the License Agreement are also Collaboration Compounds).

2.6 Current Patent Filings. The Patents listed at Exhibit B (together with all other Patents related to them in the same way as Patents in Section 1.35(i) of the License Agreement relate to the Patents listed in Exhibit B of the License Agreement when it was originally executed) are included (without limitation) in the SKI Patent Rights under the License Agreement. Exhibit B is intended to contain a complete list of all Patents filed by or on behalf of Sloan-Kettering on or before the Settlement Date that relate to Epothilones and any methods of making or using them naming any inventor referred to in Section 1.3 (whether by name or descriptively), or otherwise included in the SKI Patent Rights as of the Settlement Date. [*] that it has not assigned or otherwise conveyed to another entity Sloan-Kettering’s ownership interest in, nor granted any license under, any [*] Patent. If after the Settlement Date it is determined

5.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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that any Patents described in the second sentence of this Section 2.4 were omitted from Exhibit B, such additional Patents shall be automatically included within SKI Patent Rights, and Exhibit B shall be updated to include the omitted Patents.

2.7 Development Within the [*] Family.

(a) General. Kosan and its sublicensee under the SKI Patent Rights Roche are interested in evaluating compounds from the [*] Family as candidates to be fast followers within the Kosan-Roche Epothilone development program (which development program currently is advancing Epothilone D into phase II clinical trials to treat cancer), with the goal, to the extent that any such compounds are suitable, of promptly initiating scale-up work to produce sufficient quantities of one or more such compounds for Roche and/or Kosan to conduct IND-enabling studies thereof. Kosan shall devote reasonable efforts (itself or through a sublicensee under the SKI Patent Rights) to the activities described in the foregoing sentence to attempt to identify a Phase I-Eligible Compound (as defined in subsection (b)). Whether or not Kosan and its sublicensee Roche succeed in identifying an Epothilone within the [*] Family that is suitable for such further scale-up or qualifies as a Phase I-Eligible Compound (as defined in subsection (b)), Kosan (itself or through a sublicensee under the SKI Patent Rights) shall not be obligated to expend more than [*] following the Settlement Date on efforts to do so (including without limitation any amounts either of them provides to Sloan-Kettering to support research at Sloan-Kettering and without regard to whether Kosan receives government or other funding to cover any of the work by Kosan or otherwise).

(b) Obligation. If an Epothilone within the [*] Family tested by Kosan (or any Epothilone sublicensee of Kosan):

[*]

(an Epothilone described by (i)-(v), a “[*]”), then, subject to [*] Kosan shall [*]. Such [*] shall be of a scope and [*] in [*] of [*], such as any one of the [*] that Kosan has [*]. Kosan may satisfy its obligation under this Section 2.7(b) by the efforts of itself, Roche, any other Kosan sublicensee, any Kosan contractor, or any combination of the foregoing entities.

(c) Clarification. To avoid any doubt, Section 2.7(b) requires [*], and shall not be interpreted to [*] or a [*]. Also to avoid any doubt, if no compound within the [*] Family is determined to be a [*] then the [*] Family and the [*] Patents shall remain licensed to Kosan pursuant to the License Agreement regardless of whether Kosan [*].

(d) Timing. Prior to the [*] anniversary of the Settlement Date, provided that Kosan seeks to in good faith to identify a [*] (including without limitation through the efforts of its sublicensee under the SKI Patent Rights), Kosan shall be in compliance with its obligations under this Section 2.7. The obligations of Kosan under this Section 2.7 shall expire if no compound within the [*] Family has been identified that is [*] by the [*] anniversary of the Settlement Date.

6.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(e) Remedy.

(i) If by the [*] anniversary of the Settlement Date Kosan determines that it will not [*] any Epothilone within the [*] Family by such time, then Kosan shall notify Sloan-Kettering in writing. Kosan will state in its notice whether it has identified a [*].

(ii) If Kosan identified an Epothilone within the [*] Family that Kosan considers to be a [*], but notifies Sloan-Kettering that Kosan will not [*] any Epothilone within the [*] Family, then (1) the Epothilones within the [*] Family shall thereafter cease to be Collaboration Compounds licensed to Kosan pursuant to the License Agreement, (2) if [*] any [*] any [*] under any [*] with respect to [*] then, [*] the [*] by Sloan-Kettering (or an affiliate thereof) [*] of [*] Kosan shall [*] all [*] to [*] pursuant to [*] pursuant to [*] (3) the remainder of the Epothilones licensed to Kosan pursuant to the License Agreement shall continue to be Collaboration Compounds Licensed to Kosan thereunder, and (4) the License Agreement shall otherwise continue in full force and effect.

(iii) If the Parties disagree as to whether [*] then the matter shall be resolved by conducting an arbitration in accordance with Section 2.9, in which the sole issue before the arbitrator shall be whether [*] by [*] that [*] within the [*] Family (by definition, an Epothilone of such family that is described by all of 2.7(b)(i)-(v)) (such issue, the “Arbitration Issue”). If the arbitrator determines that [*], then each Party shall bear its own costs and Kosan shall retain its rights with respect to the [*] Patents and the Epothilones of the [*] Family as described in Section 2.5 and shall be deemed to have fulfilled its diligence obligations hereunder. If the arbitrator determines that the [*] then either (1) Kosan shall within thirty (30) days thereafter [*] and promptly thereafter initiate [*], or (2) if Kosan does not respond within thirty (30) days or declines to [*] then Section 2.7(e)(ii) shall apply, in its entirety.

(f) Further Development. The decision whether to proceed with any further or other [*] of any Epothilones within the [*] Family beyond that required in subsection (b) shall, as between Kosan and Sloan-Kettering, be within Kosan’s sole discretion. Provided that Kosan has satisfied the requirements of subsection (b), regardless of whether Kosan (or a sublicensee) proceeds with [*] of any Epothilone within the [*] Family beyond any that is required in subsection (b), all such Epothilones and the Patents claiming them shall remain licensed to Kosan under the License Agreement (again, without limiting the scope of other Epothilones and Patents licensed to Kosan under the License Agreement). The obligation set forth in Section 2.7(b) is in lieu of any other diligence obligation with respect to the [*] Family express or implied, at law or in equity.

2.8 Future Research Program and Sloan-Kettering Role.

(a) Goal. The Parties recognize the important contribution that [*] and his research colleagues may be able to make in the development of the [*] Family, in particular in the area of making new Epothilones within the [*] Family that may improve upon the properties of currently known such Epothilones. The Parties intend to resume a close collaboration

7.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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promptly after the Settlement Date, in which there will be an open intellectual exchange and unified effort, and in which each Party will be able to focus its efforts in its area of expertise. This may involve Kosan providing synthetic intermediates to [*] laboratory and conducting animal and other testing of new Epothilones invented in the [*] laboratory, in order to permit the [*] group to focus on making novel Epothilones and making Epothilone synthesis process improvements, rather than synthesis of intermediates or toxicology and other IND-enabling work. The Parties recognize that a close collaboration as described in the foregoing sentences is only possible under circumstances in which Kosan has rights to the fruits of the collaboration, and therefore wish to agree and make clear in this Settlement that such circumstances exist.

(b) Research Term. The Research Term under the License Agreement shall continue (if later than it would otherwise expire) through at least [*] after the Settlement Date, or, if longer, for so long as [*] is collaborating with Kosan and/or Roche regarding Epothilone(s).

(c) Funding. The Parties recognize the value of the opportunity for Sloan-Kettering researchers to continue their work in collaboration with Kosan and its sublicensee under the SKI Patent Rights, as well as the value of the synthetic intermediates and information that Kosan will be providing for use in research at Sloan-Kettering. Kosan shall not owe any payment pursuant to the License Agreement, this Settlement or otherwise, to support research under the Research Program, Sloan-Kettering’s performance of its obligations under the Research Program or the License Agreement, or any other Epothilone research conducted at Sloan-Kettering before or after the Research Term ends, except (i) to the extent that such research or performance is part of the Research Program under the License Agreement and is budgeted in advance under a budget mutually agreed in writing by the Parties, or (ii) to the extent the Parties otherwise mutually agree in writing. Conversely, unless the Parties otherwise agree in writing, Sloan-Kettering shall have no obligation to Kosan (or any Kosan sublicensee under the SKI/Patent Rights) to perform any Epothilone or other research that is not funded by Kosan (or its sublicensee).

(d) Other New Epothilones. If any Epothilone research at Sloan-Kettering during the Research Term results in any Epothilone-related invention [*], then Kosan shall have the following rights with respect to Patents claiming such first invention (“Other Epothilone Patents”; all Other Epothilone Patents claiming a common priority date shall be deemed to be a single Other Epothilone Patent and all divisionals, continuations, continuations-in-part, substitutions, reissues, extensions, supplementary protection certificates and other applications based on a given patent filing that is an Other Epothilone Patent shall be deemed together to constitute a single Other Epothilone Patent):

(i) At any time prior to [*] the [*] or [*] the [*] included in [*] is [*] Kosan shall have the right, exercisable by written notice to Sloan-Kettering and payment of a fee equal to [*] to include such Other Epothilone Patents among the SKI Patent Rights exclusively licensed to Kosan under the License Agreement and all Epothilones claimed (whether themselves or via a method of manufacture or use thereof) by such Other Epothilone Patent (“Other Epothilones”) among the Collaboration Compounds exclusively licensed to Kosan under

8.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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the License Agreement. Sloan-Kettering shall not negotiate with or entertain any offer from a Third Party regarding the terms upon which Sloan-Kettering would grant the Third Party a license that would conflict with the license Kosan has the right to obtain under this paragraph prior to the expiration of Kosan’s right to obtain such license.

(ii) If Kosan does not exercise its right to obtain such license prior to the expiration of Kosan’s right to obtain it with respect to any Other Epothilone Patent, and Sloan-Kettering wishes to grant a license under such Other Epothilone Patent with respect to any of such Other Epothilones, then Sloan-Kettering shall notify Kosan in writing. If within [*] after Sloan-Kettering’s notice, Kosan notifies Sloan-Kettering in writing that Kosan wishes to negotiate the terms upon which Sloan-Kettering would grant Kosan such a license, then Sloan-Kettering shall negotiate such terms exclusively with Kosan for a period of not less than [*] (the Parties’ negotiations of such terms, the “Negotiations”).

(iii) If the Parties do not reach written agreement as to such terms within such time period, then Sloan-Kettering shall be free to discuss with any Third Party the terms upon which Sloan-Kettering would grant the Third Party a license under such Other Epothilone Patent for such Other Epothilones.

(iv) Prior to [*] Sloan-Kettering shall disclose to Kosan in writing the [*] the [*] If requested in writing by Kosan within [*] after Sloan-Kettering provides Kosan with such written notice, Sloan-Kettering shall [*] [*] of [*]. If [*] then Sloan-Kettering shall be free [*] to execute an agreement granting to the Third Party a license under such Other Epothilone Patents with respect to such Other Epothilones [*] of which [*] pursuant to this paragraph.

(v) [*] with respect to each Other Epothilone Patent, [*] Kosan’s rights under [*] with respect to such Other Epothilone Patent.

(e) Clarification Regarding Clinical Trials. The foregoing in this Section 2.8 shall not be interpreted so as to negate any written funding agreements (apart from the License Agreement) regarding clinical trials of Collaboration Compounds at Sloan-Kettering that Kosan and Sloan-Kettering may have entered into on or before the Settlement Date, or that they may enter into thereafter.

2.9 Binding Arbitration of Future Controversies. The Parties shall resolve any future disputes among them regarding the Arbitration Issue (defined in Section 2.7(e)(iii)) (such dispute, the “Controversy”) as follows: First, upon request of either Party, the JRC and/or JDAC for a period of thirty (30) days, and then an executive officer of Kosan and an executive officer of Sloan-Kettering for a period of thirty (30) days (including face-to-face meetings of such executives if requested by either Party), shall discuss and seek to resolve the Controversy. If they fail to resolve the Controversy or either such executive refuses to meet with the other, then either Party may refer the Controversy to binding arbitration by the filing of an arbitration demand setting forth a general description of the nature of the dispute and the nature and amount of damages and/or other relief sought.

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The binding arbitration shall be before either (a) an arbitrator selected by mutual agreement of the Parties, or (b) if the Parties are unable to agree as to a single arbitrator, then each Party shall designate an arbitrator unaffiliated with either of them, and the Parties’ designated arbitrators shall select a third arbitrator who is unaffiliated with either Party and is a retired judge or an attorney with at least fifteen (15) years experience in biotechnology or pharmaceutical licensing. The arbitrator of (a) or arbitrators of (b) is and are referred to hereafter as the “Arbitrator”. The binding arbitration shall be conducted by specific rules and procedures (there being no preference for the rules established by JAMS, CPR, AAA or any other organized body and the Arbitrator instead being free to choose among established rules and/or establish others) and on schedules selected by the Arbitrator after considering timely proposals that each Party shall submit by a deadline of no later than five (5) business days after either Party refers the Controversy to the Arbitrator (by written notice to the non-referring party and the arbitrator), and consistent with the remainder of this Section 2.9. The Arbitrator’s guiding principle shall be to conduct an expeditious proceeding that provides for appropriate discovery and an appropriate hearing. The standard for discovery shall be that the Parties be allowed such discovery as the Arbitrator determines is necessary or useful for the arbitration to constitute a fair and equitable hearing. When in doubt, the Arbitrator shall favor the need for a fair proceeding over the need for an expedited proceeding.

The Arbitrator shall be authorized solely to determine the Arbitration Issue (defined in Section 2.7(e)(iii)), but shall NOT be authorized: (i) to award compensatory damages, (ii) to award non-economic damages, such as for emotional distress, pain and suffering, or loss of consortium; (iii) to award punitive damages; or (iv) to reform, modify or materially change the License Agreement or this Settlement or any other agreements contemplated hereunder. The Arbitrator also shall be authorized to grant any temporary, preliminary or permanent equitable remedy or relief he or she deems just and equitable and within the scope of this Agreement, including, without limitation, an injunction or order for specific performance. The Arbitrator’s award shall be subject to challenge or appeal only in accordance with New York law regarding binding arbitration. The Arbitrator’s award may be entered as a judgment in any court of competent jurisdiction.

Each party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the Administrator and the Arbitrator.

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ARTICLE 3

RELEASES; PROCEDURAL; MISCELLANEOUS

3.1 Publicity. The existence of the Dispute, the terms of this Settlement and any information contained herein will remain confidential between the Parties hereto and their representatives and neither party shall disclose same to any person or entity (other than the officers, directors, attorneys, accountants, auditors, insurers, and/or reinsurers of such Party under confidentiality) without the written consent of the other Party, except as follows: (i) in response to a judicial order compelling disclosure or as may otherwise be required by law or Securities and Exchange Commission practice or requirement or be necessary to defend or assert claims by or against any Party hereto in a judicial proceeding; (ii) under confidentiality to a subsidiary, affiliate, associated, or parent company of such Party and their counsel; (iii) under confidentiality to auditors of or counsel of such Party; and (iv) under confidentiality by Kosan to any sublicensee or prospective sublicensee it may have under SKI Patent Rights, or to parties conducting due diligence with respect to a potential investment in or acquisition of Kosan.

3.2 Release. Except for the obligations of the Parties expressly set forth in this Settlement and any patent prosecution costs for prosecution of SKI Patent Rights (including without limitation of [*] Patents) prior to the Settlement Date, each of the Parties and their respective successors and assigns, and all of their respective servants, agents, directors, officers, members, managers, employees and attorneys, release each other of and from any and all Claims arising from the Dispute, or from the Parties’ performance under, non-performance or default under, or breach of, the License Agreement in each case on or before the Settlement Date (collectively, the “Released Claims”). Each of the foregoing entities (other than the Parties) is a third-party beneficiary of this Settlement.

3.3 General Release. The Parties understand and agree that this is a full, complete and final general release of any and all Released Claims, and each Party agrees that it shall apply to all unknown, unanticipated, unsuspected and undisclosed Released Claims, as well as those which are now known, anticipated, suspected or disclosed. Each Party has been fully advised by its respective attorney of the contents of section 1542 of the Civil Code of the State of California, and that section and the benefits thereof are hereby expressly waived, along with those under any similar or equivalent laws in other jurisdictions. Such Section 1542 reads as follows:

“Section 1542. (General Release-Claims Extinguished.) A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

3.4 No Other Representations. The terms of this Settlement are contractual and not a mere recital. This Settlement is executed without reliance upon any promise, warranty or representation by any Party other than those expressly contained herein. This Settlement may not be modified except by an agreement in writing signed by both Parties. This Settlement sets

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forth the Parties’ entire agreement with respect to the Dispute, and there are no other representations, warranties, agreements or understanding between the Parties with respect to the Dispute that are not set forth in this Agreement.

3.5 Assignment. This Settlement shall bind the heirs, personal representatives, successors and permitted assigns of each Party and inure to the benefit of each Party and each of their respective successors and permitted assigns. Neither Party may assign this Settlement in whole or in part except that either Party may assign this Agreement along with the License Agreement in making a permitted assignment under the License Agreement.

3.6 Expenses. Each Party to this Settlement will bear its own costs, expenses, and attorney’s fees, whether taxable or otherwise, incurred in or arising out of or in any way related to the matters released herein, except as is otherwise specifically provided herein.

3.7 No Draftsmanship Implication. This Settlement has been negotiated among the Parties and their respective legal counsel, and any legal or equitable principles that might require the construction of this Settlement or any provision of this Settlement against the Party drafting this Settlement will not apply in any construction or interpretation of this Settlement.

3.8 Miscellany. Sections 21.3 – 21.8, 21.14 and 21.15 of the License Agreement shall apply to this Settlement as if set forth herein in their entireties.

12.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

IN WITNESS WHEREOF, the Parties have duly authorized and caused this Settlement to be executed on the dates indicated below.

KOSAN BIOSCIENCES INC.		THE SLOAN-KETTERING INSTITUTE FOR CANCER RESEARCH

By:	/s/ Robert G. Johnson, Jr.	By:	/s/ James S. Quirk

Name:	Robert G. Johnson, Jr.	Name:	James S. Quirk

Title:	Sr. V.P. Medical Affairs & Corp. Dev.	Title:	Senior Vice President Research Resources Management

Date:	September 18, 2003	Date:	9/24/03

13.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

EXHIBIT A

[*] PATENTS

Filing Date	Serial No.	Kosan Docket #	Country	Sloan -Kettering Ref. #
[*]	[*]	[*] [*][*]	[*]	[*]

1.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

EXHIBIT B

COMPLETE (AS REPRESENTED BY SKI) LISTING OF SKI PATENT RIGHTS AS OF SETTLEMENT DATE

Filing Date	Serial No.	Kosan Docket #	Country	Sloan -Kettering Ref. #
[*]	[*]	[*] [*][*]	[*]	[*]

1.